UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35471	27-4867100
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2017, SAExploration Holdings, Inc. (the “Company”) entered into a restructuring support agreement (the “Restructuring Support Agreement”) with holders (the “Supporting Holders”) that beneficially own in excess of 85% in principal amount of the Company’s 10.000% Senior Secured Second Lien Notes due 2019 (the “Existing Notes”), pursuant to which the Supporting Holders and the Company have agreed to enter into and implement a proposed deleveraging restructuring transaction (the “Restructuring Transaction”), subject to the terms and conditions of the Restructuring Support Agreement.

The Restructuring Support Agreement contemplates the following transactions:

•	The Company will commence an exchange offer to exchange the Existing Notes, to the extent held by eligible holders of record, and the remaining 10.000% Senior Secured Notes due 2019 (the “Stub Notes”, and together with the Existing Notes, the “Notes”), to the extent held by eligible holders of record, for a combination of common stock, convertible preferred stock and warrants. In connection with the exchange offer, the Company will also commence a consent solicitation to make certain proposed amendments to the terms of the indentures governing the Notes to (i) eliminate substantially all of the restrictive covenants in the indentures governing the Notes, (ii) delete certain events of default and (iii) release all of the collateral securing the obligations of the Company and the guarantors under the Notes. Pursuant to the Restructuring Support Agreement, the Supporting Holders have agreed to tender all of their Existing Notes and to deliver corresponding consents.

•	As a result of the issuance of shares of common stock, shares of convertible preferred stock, and warrants pursuant to the exchange offer, assuming that all outstanding Existing Notes and at least $1.25 million in aggregate principal amount of Stub Notes are tendered and accepted for exchange in the exchange offer and assuming conversion of the convertible preferred stock and exercise of the warrants, the Company expects to issue to the tendering holders of Notes approximately 93.4% of the outstanding shares of common stock (including to Supporting Holders) and expects current equity to hold approximately 6.6% of the outstanding shares of common stock, as of the closing of the exchange offer, without giving effect to any subsequent issuances. As of the date of this report, members of management of the Company and its directors owned approximately 1.7% of the outstanding shares of common stock, and will share in the dilution that existing common stockholders will experience.

In addition, the Restructuring Support Agreement contemplates that the Company would enter into certain related agreements, including amended employment agreements with members of the senior management of the Company (the “Amended Employment Agreements”), a new management incentive plan (the “New MIP”) and a registration rights agreement for customary demand, shelf and piggyback registration rights to certain holders of shares of the Company’s common stock.

The Restructuring Support Agreement contemplates various closing conditions, including, among other things, the negotiation of definitive documentation and a minimum tender condition of 95% in principal amount of the Existing Notes in the exchange offer and consent solicitation (the “Minimum Threshold”).

The Supporting Holders may terminate the Restructuring Support Agreement if, among other customary termination events, the Company files for bankruptcy or if the consummation of the exchange offer and consent solicitation has not occurred by February 14, 2018.

The proposed Restructuring Transaction is being disclosed in this Current Report on Form 8-K for completeness of disclosure of the terms of the Restructuring Support Agreement. This report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of these securities, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The shares of common stock, the shares of convertible preferred stock, and the new warrants to be offered in the exchange offer have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The foregoing description of the Restructuring Support Agreement, set forth in this Item 1.01, does not purport to be complete and is qualified in its entirety by reference to the text of the Restructuring Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 20, 2017, the Company issued a press release in connection with its entry into the Restructuring Support Agreement. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

The Company has engaged in negotiations with certain holders of Existing Notes (the “Recipients”) in connection with the Restructuring Transaction. As of the date of this Current Report on Form 8-K, negotiations regarding the Restructuring Transaction are not continuing, as an agreement has been reached regarding the Restructuring Transaction. Please see disclosure in Item 1.01 of this Current Report on Form 8-K for a description of the material terms of the Restructuring Transaction.

In connection with such negotiations, the Company provided certain confidential information concerning the current and possible future business, operations and finances of the Company and other related information, including the fact that the Restructuring Transaction was being contemplated (the “Evaluation Materials”) pursuant to confidentiality agreements with the Recipients (the “Confidentiality Agreements”). Certain of the Confidentiality Agreements have now expired pursuant to their terms. Pursuant to the Confidentiality Agreements, the Company agreed to disclose any portion of the Evaluation Materials the public disclosure of which is necessary to ensure that the Recipient does not possess information of the Company in Evaluation Materials that would prohibit such Recipient from buying or selling the securities of the Company in violation of U.S. federal securities laws. The Company is making the disclosures herein, including the filing of the Restructuring Support Agreement, which is attached hereto as Exhibit 10.1, discussion materials regarding the Restructuring Transaction, which is attached hereto as Exhibit 99.1, a summary of a potential exchange offer, which is attached hereto as Exhibit 99.2, the information related to the Company’s backlog included in Exhibit 99.3, and a summary of the terms of the Amended Employment Agreements and the New MIP, which is attached hereto as Exhibit 99.4, in accordance with the terms of the Confidentiality Agreements.

Any financial projections or forecasts included in the Evaluation Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with GAAP. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The projections were prepared for internal use, capital budgeting and other management decisions and are subjective in many respects. The projections reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

Certain of the information provided herein was prepared as early as October 2017, and is subject to all of the cautionary statements and limitations described herein and under the caption “Cautionary Note Regarding Forward-Looking Statements.” Certain conditions may have changed since most of these materials were prepared as the Company continues to operate, technical advancements continue to occur, commodity prices change, costs change and other similar changes take place. As a result, the forward looking information contained in the materials should be viewed in the context of the time it was prepared and with the understanding that some of the forward looking estimates or expectations may have proven to be incorrect and thus the forward looking information is no longer accurate. Accordingly, the guidance provided herein does not constitute any form of guarantee, assurance or promise that the matters indicated will actually be achieved; rather it simply sets forth our best estimate as of the date of such guidance for these matters based upon our then expectations about the future based upon both stated and unstated assumptions. Actual conditions and those assumptions may, and probably will, change.

The information included in this Form 8-K under Item 7.01 and Exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.

Factors that could cause actual results to vary materially from the Company’s expectations include the following:

•	the ability to satisfy, or effectively waive, the conditions to the exchange offer and consent solicitation or the Restructuring Support Agreement;

•	the ability to succeed in and the timing to complete any of the restructuring and recapitalization transactions described in this report;

•	the ability to effectively manage the Company’s operations during the significant cash flow and liquidity difficulties it is currently experiencing;

•	negative events or publicity associated with the Company’s restructuring and recapitalization transactions could adversely affect our relationships with our suppliers, service providers, customers, employees, and other third parties, which in turn could adversely affect our operations and financial condition;

•	the ability to negotiate the definitive documentation with respect to the restructuring transactions or to do so effectively;

•	the negative consequences if the Company is unsuccessful in achieving a successful restructuring transaction;

•	the negative consequences if the Company is successful in achieving a restructuring transaction, including the possibility of significant dilution to the Company’s existing stockholders;

•	developments with respect to the Alaskan oil and natural gas exploration tax credit system that may continue to affect the willingness of third parties to participate in financing and monetization transactions and the Company’s ability to timely monetize tax credits that have been assigned to it by its customer;

•	changes in the Alaskan oil and natural gas exploration tax credit system that may significantly affect the level of Alaskan exploration spending;

•	fluctuations in the levels of exploration and development activity in the oil and natural gas industry;

•	intense industry competition;

•	limited number of customers;

•	credit and delayed payment risks related to the Company’s customers;

•	the availability of liquidity and capital resources, including the Company’s ability to make capital expenditures due to its current liquidity and cash flow situation and the potential impact this has on the Company’s business and competitiveness;

•	need to manage rapid growth and contraction of the Company’s business;

•	delays, reductions or cancellations of service contracts;

•	operational disruptions due to seasonality, weather and other external factors;

•	crew availability and productivity;

•	whether the Company enters into turnkey or term contracts;

•	high fixed costs of operations;

•	substantial international business exposing the Company to currency fluctuations and global factors, including economic, political and military uncertainties;

•	ability to retain key executives; and

•	need to comply with diverse and complex laws and regulations.

You should refer to the risk factors from the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated as of December 19, 2017, among SAExploration Holdings, Inc., certain subsidiaries of SAExploration Holdings, Inc., the members of management identified therein and the supporting holders identified therein.

99.1	SAExploration Holdings, Inc. – Discussion Materials.

99.2	SAExploration Holdings, Inc. – Exchange Offer Summary.

99.3	Press Release dated December 20, 2017.

99.4	Key Revisions to Management Compensation Arrangements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2017	SAExploration Holdings, Inc.

	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary